Filed pursuant to Rule 497(e)

Registration Nos. 333-227298; 811-23377

REAI	Intelligent Real Estate ETF

Listed on The Nasdaq Stock Market, LLC

HAUS	Residential REIT ETF

Listed on Cboe BZX Exchange, Inc.

(each, a “Fund,” and collectively, the “Funds”)

March 28, 2025

Supplement to the Prospectus, Summary Prospectuses

and Statement of Additional Information (“SAI”),

each dated May 31, 2024, as supplemented

New Sub-Advisory Agreement

Armada ETF Advisors LLC (the “Sub-Adviser” or “Armada”) serves as the investment sub-adviser for the Funds, each a series of Tidal ETF Trust (the “Trust”). There have been changes in the ownership structure of Armada. On March 28, 2025, the equity ownership in Armada, held by Armada’s parent company, was purchased by Inveniam Capital Partners, Inc. (“Inveniam”), a data management platform firm (referred to as the “Transaction”). The closing of the Transaction resulted in a change of control of Armada under the Investment Company Act of 1940, as amended, and consequently, the previous sub-advisory agreements between Tidal Investments LLC (the “Adviser”) and Armada, entered into with respect to each Fund, were automatically terminated.

At a meeting of the Board of Trustees (the “Board”) of the Trust held on February 19-20, 2025, the Board approved, pursuant to the manager of managers exemptive order issued by the Securities and Exchange Commission to the Trust and the Adviser, a new sub-advisory agreement between the Adviser and Armada, with respect to each Fund, effective March 28, 2025.

There are no changes to the Funds’ investment objectives, principal investment strategies, or unitary management fees as a result of the Transaction. The Board’s approval of the new sub-advisory agreement does not result in a change in the sub-advisory fees for the Funds.

Change in Portfolio Manager for the Sub-Adviser

In connection with the Transaction, effective immediately, Phil Bak, portfolio manager for the Sub-Adviser, no longer serves as a portfolio manager to the Funds and all references to Phil Bak in the Prospectus, Summary Prospectuses and SAI are hereby deleted in their entirety.

Effective immediately, Matt Appel, portfolio manager for the Sub-Adviser, has been added as a portfolio manager to the Funds. Michael Venuto and Charles Ragauss, each a portfolio manager of the Adviser, will continue to serve as portfolio managers for the Funds.

Filed pursuant to Rule 497(e)

Registration Nos. 333-227298; 811-23377

Accordingly, effective immediately:

●	The following is added to the section titled “Management” in each Fund’s summary section of the Prospectus and each Fund’s Summary Prospectus:

“Matt Appel, CFA, Portfolio Manager for the Sub-Adviser, is primarily responsible for the day-to-day management of the Fund’s portfolio and has been a portfolio manager of the Fund since March 2025.”

●	The following is revised and replaced in the section of the Prospectus titled “Portfolio Managers”:

The following individuals (each, a “Portfolio Manager”) serve as portfolio managers of the Intelligent Real Estate ETF and the Residential REIT ETF. Mr. Appel is primarily responsible for the day-to-day management of the Funds and has served as a Portfolio Manager of the Funds since 2025. Mr. Venuto and Mr. Ragauss oversee trading and execution for the Funds and have served as Portfolio Managers since the Intelligent Real Estate ETF’s inception in 2023 and the Residential REIT ETF’s inception in 2022.

●	The following is added to the section of the Prospectus titled “Portfolio Managers”:

Matt Appel, CFA, Portfolio Manager for the Sub-Adviser

Matt Appel, CFA joined Inveniam Capital Partners, Inc., the Sub-Adviser’s parent company, in July 2021 as Managing Director, Fund Administration Services, and joined the Sub-Adviser in 2025 as portfolio manager. Mr. Appel has worked in the investment world for 25 years including both at asset managers and at investment servicing firms. His focus through most of his career has been on private markets and alternative investments.  Mr. Appel previously worked at Keyport Life Insurance analyzing investment opportunities for the general account before he moved to a direct investing role at a venture capital firm. After leaving the venture capital firm, he worked at State Street Bank for ten years servicing alternative asset portfolios for large institutional clients throughout the United States.  Following his time at State Street, Mr. Appel joined Inveniam.  Additionally, Mr. Appel is the co-founder and President of Stairs4RTroops which raises money for the purpose of building homes for severely injured veterans from post-9/11 wars. Mr. Appel graduated with a BBA from UMASS Amherst and an MSF from Boston College. He earned his CFA designation in 1998.

●	The following is revised and replaced in the section of the SAI titled “Investment Sub-Adviser”:

Armada ETF Advisors LLC, a Delaware limited liability company, located at 2 Enterprise Drive, Suite 406, Shelton, Connecticut 06484, serves as investment sub-adviser to the Funds pursuant to a sub-advisory agreement between the Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”). The Sub-Adviser is responsible for the day-to-day management of the Funds’ portfolio, including determining the securities purchased and sold by the Funds, subject to the supervision of the Adviser and the Board. The Sub-Adviser was founded in January 2022. Inveniam Capital Partners, Inc. is a control person of the Sub-Adviser due to Inveniam’s 100% ownership interest in the Sub-Adviser.

Filed pursuant to Rule 497(e)

Registration Nos. 333-227298; 811-23377

●	The following is added to the section of the SAI titled “Portfolio Managers”:

Matt Appel, Portfolio Manager for the Sub-Adviser (information provided as of January 31, 2025)

Type of Accounts	Total Number of Accounts	Total Assets of Accounts (in millions)	Total Number of Accounts Subject to a Performance- Based Fee	Total Assets of Accounts Subject to a Performance- Based Fee (in millions)
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

●	The following sub-sections are hereby revised and replaced as follows in the section of the SAI titled “Portfolio Managers”:

Portfolio Manager Fund Ownership. Each Fund is required to show the dollar range of each portfolio manager’s “beneficial ownership” of Shares as of the end of the most recently completed fiscal year. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Beneficial ownership of Shares in the Funds is shown as a dollar range in the table below for Messrs. Venuto and Ragauss as of January 31, 2024 and for Mr. Appel as of February 28, 2025.

	Intelligent Real Estate ETF	Residential REIT ETF
Matt Appel	$0	$0
Michael Venuto	$1 - $10,000	$1 - $10,000
Charles Ragauss	$0	$0

Portfolio Manager Compensation. Mr. Appel is compensated with a fixed salary and an equity interest in the entity that controls the Sub-Adviser. Mr. Appel’s compensation is not based on the performance of the Funds.

Mr. Venuto is compensated by the Adviser with a base salary and a profit sharing plan. He is not directly compensated for his management of the Funds. Mr. Venuto is an equity owner of the Adviser and therefore benefits indirectly from the revenue generated from the Funds’ Advisory Agreement with the Adviser. Mr. Ragauss is compensated by the Adviser with a fixed salary and discretionary bonus based on the financial performance and profitability of the Adviser and not based on the performance of the Funds.

Filed pursuant to Rule 497(e)

Registration Nos. 333-227298; 811-23377

Modification to Risk Disclosure

●	As a result of the Transaction, the following risk is hereby revised and replaced in each Fund’s summary section of the Prospectus and each Fund’s Summary Prospectus:

Sub-Adviser – Potential Conflicts of Interest Risk. A principal associated with an affiliated entity under common control with the Sub-Adviser and who was the former controlling owner of the Sub-Adviser (the “Principal”) may, from time to time, buy and sell real estate to or from one or more publicly-traded REITs (“Target REITs”). The Target REITs may be holdings, or potential holdings, of the Fund. Any of these Principal-Target REIT transactions would be conducted through a separate entity controlled by the Principal, not directly by the Sub-Adviser or the Fund. The Principal does not have access to confidential information about the Sub-Adviser’s investment decisions for the Fund, does not participate in making investment recommendations for the Sub-Adviser or the Fund, and does not have access to those recommendations. To avoid potential conflicts of interest arising from any Principal-Target REIT transactions, the Sub-Adviser has established a policy to ensure that the Fund’s portfolio manager for the Sub-Adviser does not receive sensitive, non-public information about the investment activities of the Principal. The policy also prevents the Principal from accessing non-public information about the investment activities of the Sub-Adviser.

Please retain this Supplement with your Prospectus, Summary Prospectus and SAI for future reference.

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